Exhibit 4.1

COMMON STOCK		COMMON STOCK

NUMBER		SHARES
ICXT-
SEE REVERSE FOR CERTAIN DEFINITIONS

	INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	CUSIP 44934T 105

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.001 PAR VALUE,

OF

ICx TECHNOLOGIES, INC.

hereinafter called the “Corporation”, transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

[ICx TECHNOLOGIES, INC. SEAL]

PRESIDENT AND CHIEF EXECUTIVE OFFICER	SECRETARY

COUNTERSIGNED AND REGISTERED:

American Stock Transfer & Trust Company

        TRANSFER AGENT AND REGISTRAR

BY
AUTHORIZED SIGNATURE

ICx TECHNOLOGIES, INC.

The Corporation is authorized to issue more than one class or series of stock. The Corporation will furnish upon request and without charge to each stockholder the powers, designations, preferences and relative, participating, optional and other special rights of each class of stock and series within a class of stock of the Corporation, as well as the qualifications, limitations and restrictions relating to those preferences and/or rights. A stockholder may make the request to the Corporation or to the Transfer Agent and Registrar.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common	UNIF GIFT MIN ACT	–		Custodian
(Cust) (Minor)
TEN ENT	–	as tenants by the entireties				under Uniform Gifts to Minors
Act
JT TEN	–	as joint tenants with right of survivorship and not as tenants in common				(State)
			UNIF TRF MIN ACT	–		Custodian (until age )
under Uniform Transfers
(Minor)
To Minors Act _______________
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                                           hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

                             Shares of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

                             Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:
X
X
NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST STRICTLY CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR AND WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
SIGNATURE(S) GUARANTEED:

By
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.